UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2006

INTERNATIONAL DISPLAYWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27002 (Commission File Number)	94-3333649 (I.R.S. Employer Identification No.)

1613 Santa Clara Drive, Suite 100

Roseville, CA 95661

(Address and telephone number of principal executive offices) (Zip Code)

(916) 797-6800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On March 13, 2006, International DisplayWorks, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the three months ended January 31, 2006. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors, Principal Officers; Election of Directors;

Appointment of Principal Officers

(c) (i) Resignation of Chief Financial Officer

Effective March 20, 2006, Mr. Jeffrey G. Winzeler will resign as interim Chief Financial Officer of the Company. Mr. Winzeler was appointed Chief Operating Officer of the Company in December 2005 and will continue to serve in that position.

(ii) Appointment of Chief Financial Officer

Mr. Joe Bedewi was appointed as Chief Financial Officer of the Company effective March 20, 2006. Mr. Bedewi will be paid an annual salary of $140,000.

Prior to joining the Company, Mr. Bedewi spent 12 years at Intel Corporation’s finance organization with responsibilities ranging from Controller for the startup of Intel’s largest 8” wafer fabrication facility to World-Wide Controller for all Logic Factories. Additionally, Mr. Bedewi has served in operational roles supporting strategy development, operations systems, supply chain management and materials support. He has managed globally diverse teams based in China, Malaysia, Philippines, Costa Rica, Ireland and the U.S. Mr. Bedewi earned his Bachelor of Science in Quantitative Business Analysis from Arizona State University.

Mr. Bedewi has not previously held any positions with the Company and there have been no related party transactions between Mr. Bedewi and the Company. Mr. Bedewi has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.

Upon his appointment, Mr. Bedewi was granted options to purchase 75,000 shares of common stock of the Company at the price per share on the date he accepted the offer of employment, vesting 25% each year, and granted a target bonus of up to $70,000 for the first twelve months of his employment.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated March 13, 2006, titled “International DisplayWorks, Inc. Announces First Quarter Financial Results”

99.2	Press Release titled “International DisplayWorks Appoints Joe Bedewi as Chief Financial Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL DISPLAYWORKS, INC.,
a Delaware Corporation

Dated: March 13, 2006	/s/ Alan Lefko
Alan Lefko,
Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated March 13, 2006, titled “International DisplayWorks, Inc. Announces First Quarter Financial Results”

99.2	Press Release titled “International DisplayWorks Appoints Joe Bedewi as Chief Financial Officer”